Filed Pursuant to Rule 497
File no. 333-235356

Maximum Offering of 71,620,877 Shares
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Supplement No. 3 dated April 16, 2020
to the
Prospectus dated February 6, 2020
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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated February 6, 2020, as amended or supplemented (the “Common Stock Prospectus”). Capitalized terms used but not defined herein shall have the same meaning given them in the Common Stock Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Common Stock Prospectus before you decide to invest.

Update to Quarterly Tender Offers

The following parts of the Prospectus are hereby deleted and replaced with the revised sentence below:

•	The second and third sentences of the second to last bold bullet point on the cover page of the Prospectus;

•	The fifth and sixth sentences in the last paragraph beginning on page 6 and continuing on to page 7 of the Prospectus;

•	The first and second sentences of the last full paragraph on page 14 of the Prospectus;

•	The third and fourth sentences of the second to last paragraph on page 47 of the Prospectus;

•	The fifth and sixth sentences of the third paragraph under the header “Operating and Regulatory Structure,” on page 75 of the Prospectus; and

•	The first and second sentences of the first full paragraph on page 118 of the Prospectus.

Each of the above is hereby deleted and replaced with the following sentence:

The number of shares we intend on offering to repurchase in any calendar quarter we expect to be capped at the number of shares we are able to repurchase with the cash retained as a result of issuing shares through our distribution reinvestment plan to those shareholders electing to receive their distributions in the form of additional shares.